Exhibit 99

HEALTHSOUTH CORPORATION

NONQUALIFIED 401(K) PLAN

Effective March 1, 2008

TABLE OF CONTENTS

Page

ARTICLE I PURPOSE AND NATURE OF PLAN

1.1 Purpose of Plan	2
1.2 Nature of Plan	2

ARTICLE II DEFINITIONS AND CONSTRUCTION

2.1 Definitions	3
2.2 Construction	7
2.3 409A Compliance	8

ARTICLE III PARTICIPATION AND VESTING

3.1 Eligibility and Participation	9
3.2 Continued Eligibility and Participation	9
3.3 Cessation of Participation	9

ARTICLE IV CONTRIBUTIONS AND ACCOUNTING

4.1 Deferred Compensation	10
4.2 Deferral Elections	10
4.3 Company Contributions.	10
4.4 Vesting.	10
4.5 Plan Benefits	11
4.6 Accounting for Deferred Compensation.	11

ARTICLE V DISTRIBUTION OF BENEFITS

5.1 General Rule Regarding Payment of Account	13
5.2 Scheduled In-Service Withdrawals	13
5.3 Distributions on Death	13
5.4 Distributions on Disability	13
5.5 Unforeseeable Emergency	14
5.6 Time and Form of Payment	14

ARTICLE VI PAYMENT LIMITATIONS

6.1 Payment Due an Incompetent	16
6.2 Nonalienation of Benefits	16

ARTICLE VII FUNDING

7.1 Funding	17
7.2 Creditor Status	17

ARTICLE VIII ADMINISTRATION

8.1 Appointment of Benefits Committee	18
8.2 Committee Powers and Duties	18
8.3 Appointment of Daily Administrator	19
8.4 Daily Administrator Powers and Duties	19
8.5 Claim Procedures.	21
8.6 Benefits Committee Procedures	22

(i)

Page

ARTICLE IX OTHER BENEFIT PLANS OF THE COMPANY

9.1 Other Plans	23

ARTICLE X MISCELLANEOUS

10.1 Amendment	24
10.2 Termination	24
10.3 Nonguarantee of Employment	25
10.4 Indemnification	25
10.5 Withholding	25
10.6 Expenses	25

(ii)

HEALTHSOUTH CORPORATION NON-QUALIFIED 401(K) PLAN

PREAMBLE

By this instrument, HealthSouth Corporation (the "Company") desires to adopt the HealthSouth Corporation Nonqualified 401(k) Plan (the "Plan") effective March 1, 2008 intended to benefit certain senior executives of the Company. The Plan is intended to operate both in connection with and independent from the Company’s qualified section 401(k) plan and will be administered accordingly. However, although participation in the two plans may be coordinated, an election to participate or not participate in the qualified 401(k) plan will satisfy the requirements of section 409A of the Code and the regulations issued thereunder since such a decision will not result in the increase or decrease in elective deferrals to this Plan in excess of the limitations set forth by section 402(g) of the Code and will not create a corresponding increase or reduction in employer matching contributions in excess of such limitation or in excess of the amount of employer matching contributions the participant would have received under the qualified 401(k) plan determined without regard to the limits on such contributions under the Internal Revenue Code.

The Company may adopt one or more trusts to serve as a possible source of funds for the payment of benefits under this Plan.

End of Preamble

ARTICLE I

PURPOSE AND NATURE OF PLAN

1.1

Purpose of Plan. The objective and purpose of this Plan is to attract and retain competent officers and key executives by providing flexible compensation opportunities to officers and key executives of the Company and its affiliates to offer them an opportunity to build an estate or supplement income for use after retirement. In addition to this Plan, the Company sponsors certain broad-based employee benefit plans covering its employees.

1.2

Nature of Plan. Through this Plan, the Company intends to permit the deferral of compensation and to provide additional benefits to a select group of management or highly compensated employees. Accordingly, it is intended that this Plan will not constitute a "qualified plan" subject to the limitations of section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), nor will it constitute a "funded plan", for purposes of such requirements. It is also intended that this Plan will be exempt from the participation and vesting requirements of Part 2 of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the funding requirements of Part 3 of Title I of ERISA, and the fiduciary requirements of Part 4 of Title I of ERISA by reason of the exclusions afforded plans which are unfunded and maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees.

End of Article I

HEALTHSOUTH CORPORATION

NONQUALIFIED 401(K) PLAN

ARTICLE II

DEFINITIONS AND CONSTRUCTION

2.1

Definitions. When a word or phrase will appear in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase will generally be a term defined in this Section 2.1. The following words and phrases with the initial letter capitalized will have the meaning set forth in this Section 2.1, unless a different meaning is required by the context in which the word or phrase is used.

(a)	"Account" means one or more of the bookkeeping accounts maintained by the Company or its agent on behalf of a Participant, as described in more detail in Section 4.6.
(b)

"Affiliate" means a corporation that is (i) a member of a controlled group of corporations (as defined in section 414(b) of the Code) which includes the Company, (ii) any trade or business (whether or not incorporated) which is in common control (as defined in section 414(c) of the Code) with the Company, or (iii) any entity that is a member of the same affiliated service group (as defined in section 414(m) of the Code) as the Company. In addition, the term Affiliate will also include any related entity (regardless of whether in the Company's controlled group of corporations, as defined above) that the Company has designated for participation in the Plan.

(c)

"Beneficiary" means the person designated by the Participant to receive a distribution of his benefits under the Plan upon the death of the Participant. In the event that a Participant fails to designate a Beneficiary, or if the Participant's Beneficiary does not survive the Participant, the Participant's Beneficiary will be his surviving spouse, if any, or if the Participant does not have a surviving spouse, his estate. The term "Beneficiary" also will mean a Participant's spouse or former spouse who is entitled to all or a portion of a Participant's benefit pursuant to Section 6.2.

(d)	"Benefits Committee" means the administrative committee responsible for the administration of the Plan in accordance with Article VIII.
(e)	"Board" means the Board of Directors of the Company.
(f)	"Claimant" means a Participant or Beneficiary who files a claim for benefits pursuant to Section 8.5.
(g)	"Code" means the Internal Revenue Code of 1986, as amended from time to time, and any regulations or rulings issued thereunder.
(h)	"Company" means HealthSouth Corporation or any successor thereto.
(i)

"Compensation" means the total of all amounts paid by the Employer to or for the benefit of an Employee for services rendered or labor performed for the Employer while a Participant and while an Employee, which are required to be reported on the Employee's Federal Wage and Tax Statement, Form W-2 or its

HEALTHSOUTH CORPORATION

NONQUALIFIED 401(K) PLAN

successor; provided, however, that Compensation will not include: (i) mileage reimbursements; (ii) severance pay; (iii) termination vacation payouts; (iv) termination paid time-off payouts; (v) relocation reimbursements; (vi) income from the exercise or award of any stock options or stock grants; (vii) imputed income from life insurance; (viii) car allowances; (ix) club dues; (x) housing allowances; and (xi) any stock purchase plan match monies. Further, Compensation excludes:

(i)	elective contributions made on the Employee's behalf by the Employer that are not includible in income under sections 125, 132(f)(4), 402(e)(3), 402(h), or 403(b) of the Code;
(ii)	compensation deferred under an eligible deferred compensation plan within the meaning of section 457(b) of the Code; and
(iii)	employee contributions described in section 414(h) of the Code that are picked up by the employing unit and treated as employer contributions.

Compensation will include all of the Employee's Form W-2 earnings defined in the preceding sentences accrued and paid by the last day of the Plan Year.

(j)	"Compensation Committee" means the Compensation Committee of the Board of Directors of the Company.
(k)

"Compensation Deferral" means the deferral described in Section 4.2 made by a Participant who has elected to defer all or a portion of his Compensation under the Plan including a deferral of Compensation classified as a bonus that is subject to a separate and distinct deferral election.

(l)

“Daily Administrator” means the individuals, entity or department designated by the Compensation Committee or the Benefits Committee to handle the day to day administration of the Plan and to make initial claim determinations pursuant to Section 8.5. In the event the Compensation Committee or the Benefits Committee fails to appoint a Daily Administrator, the Benefits Committee will be the Daily Administrator.

(m)

"Disability" means that due to a physical or mental condition, the Participant has been determined to be totally and permanently disabled by the Social Security Administration and is eligible to receive Social Security disability benefits.

(n)	"Effective Date" means March 1, 2008, except as expressly provided otherwise herein.
(o)

"Election Process" means the written forms or on-line processes provided by the Daily Administrator, or delegate thereof, pursuant to which the Participant consents to participation in the Plan, elects to defer Compensation as a Compensation Deferral and specifies the time and form in which such Compensation Deferrals will be paid as provided in Article V. Such Participant consent and elections may be done either in writing or on-line through an electronic signature as determine by the Daily Administrator.

HEALTHSOUTH CORPORATION

NONQUALIFIED 401(K) PLAN

(p)

"Eligible Employee" means an Employee who holds the position of an Executive Officer, Senior Vice President, Vice President or Director earning more than the compensation limit set forth in section 414(q) of the Code (i.e., one hundred five thousand dollars ($105,000) for 2008).

(q)

"Employee" means any person employed by the Employer in the capacity of a common law employee. Each such Employee who is currently employed by the Employer or an Affiliate will be referred to herein as an "Active Employee" and each such Employee who is no longer employed by the Employer or an Affiliate but has an Account balance under the Plan will be referred to herein as an "Inactive Employee."

(r)

"Employer" means the Company and any other Affiliate which adopts the Plan. An Affiliate may evidence its adoption of the Plan either by a formal action of its governing body or by commencing deferrals and taking other administrative actions with respect to this Plan on behalf of its employees.

(s)	"Employer Discretionary Contribution" means discretionary profit sharing contributions made to the Plan on behalf of a Participant.
(t)	"Employer Matching Contribution" means the matching contributions made to the Plan on behalf of a Participant.
(u)	"ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any regulations or rulings issued thereunder.
(v)

"Hour of Service" means each hour for which an Employee is directly or indirectly paid, or is entitled to payment, by the Employer (including any predecessor business of an Employer conducted as a corporation, partnership or proprietorship) or Affiliate for the performance of duties or reasons other than the performance of duties, including but not limited to vacation, holidays, sickness, disability, paid layoff, jury duty, military duty, leave of absence and similar paid periods of nonworking time. An Hour of Service also includes each hour, not credited above, for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer or an Affiliate. For all purposes of the Plan, Hours of Service will be credited for any individual considered to be a Leased Employee and for any individual considered an Employee under section 414(o) of the Code and the final regulations thereunder.

(i)

Acquired Entities. Service or employment completed by an Employee of an acquired facility or an acquired employee group before such facility became an Affiliate or before the employees of such employee group become Employees will not be credited except to the extent provided in the acquisition agreement, a resolution by the Board of Directors or other governing body of the Employer. Any such prior vesting service credit will be described in Appendix A attached hereto. Appendix A may be revised from time-to-time by the Daily Administrator without the need for a formal amendment to the Plan.

(ii)	Licensed Professionals. Service or employment completed by licensed professionals on behalf of professional corporations for which the

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NONQUALIFIED 401(K) PLAN

Company provides payroll services who become Employees will be taken into account for purposes of determining Hours of Service under this Plan.

(w)

"Investment Options" means the investment options used under the Plan to measure the investment returns attributable to each Participant's Account. As of the Effective Date, any investment fund offered through the Charles Schwab Trust Company may be selected as an Investment Option under the Plan. The Benefits Committee may revise the Investment Options provided under the Plan from time to time without the need for a formal Plan amendment, in which case the new Investment Options will be communicated to Participants.

(x)	"Key Employee" means a key employee within the meaning of section 416(i) of the Code. Specifically, an individual who is:
(i)

an officer of the Company or an Affiliate having compensation within the meaning of section 415(c) of the Code of greater than one hundred thirty thousand dollars ($130,000) (as adjusted under section 416(i)(1) of the Code) (i.e., one hundred fifty thousand dollars ($150,000) for 2008);

(ii)	a five percent (5%) owner of the Company or an Affiliate as defined in section 416 of the Code; or
(iii)

a one percent (1%) owner of the Company or an Affiliate as defined in section 416 of the Code having compensation within the meaning of section 415(c) of the Code of more than one hundred fifty thousand dollars ($150,000).

The determination of Key Employees will be based upon a twelve (12) month period ending on December 31 of each year (i.e., the identification date). Employees who are Key Employees during such twelve (12) month period will be treated as Key Employees for the twelve (12) month period beginning on the first day of the fourth month following the end of the twelve (12) month period (i.e., since the identification date is December 31, then the twelve (12) month period to which it applies begins on the next following April 1).

(y)	"Normal Retirement Age" means the date the Participant reaches age sixty-five (65).
(z)

"Participant" means each Eligible Employee who has elected to participate in the Plan by timely completing the Election Process and whose participation in this Plan has not terminated. Each such Participant who is currently employed by the Employer will be referred to herein as an "Active Participant" and each such Employee who is no longer employed by the Employer or is employed by an Affiliate who has not adopted the Plan but has an Account balance under the Plan will be referred to herein as an "Inactive Participant."

(aa)	"Plan" means the HealthSouth Corporation Nonqualified 401(k) Plan, as described in this document, and as it may hereafter be amended.

HEALTHSOUTH CORPORATION

NONQUALIFIED 401(K) PLAN

(bb)

"Plan Year" means the fiscal year of this Plan, which will commence on January 1 each year and end on December 31 of such year, except that the initial Plan Year will commence on March 1 and end on December 31.

(cc)

"Rabbi Trust" means the grantor trust established by the Company to assist with the payment of benefits under the Plan. The Rabbi Trust will be unfunded within the meaning of ERISA and its assets will be subject to the claims of the Employer's and Affiliate's general creditors. Such Rabbi Trust and its assets will conform to the terms of the model trust, as described in Revenue Procedure 92-64.

(dd)

"Scheduled In-Service Withdrawal" means a distribution elected by the Participant pursuant to Section 5.2 for an in-service withdrawal of amounts of Compensation Deferrals made in a given Plan Year, and earnings or losses attributable thereto, as set forth in the Election Process for such Plan Year.

(ee)	"Scheduled In-Service Withdrawal Date" means the distribution date elected by the Participant for a Scheduled In-Service Withdrawal.
(ff)

"Termination of Employment" means the date that such Employee ceases performing services for the Employer and its Affiliates in the capacity of an Employee. An Employee who transfers employment from an Employer to an Affiliate, regardless of whether such Affiliate has adopted the Plan as a participating employer, will not incur a Termination of Employment.

(gg)	"Trustee" means the individual or entity appointed to serve as trustee of any trust established as a possible source of funds for the payment of benefits under the Plan as provided in Section 7.1.
(hh)

"Unforeseeable Emergency" means a severe financial hardship to the Participant resulting from (i) an illness or accident of the Participant, his spouse, his beneficiary, or his dependent (as defined under section 152(a) of the Code), (ii) a loss of the Participant's property due to casualty, or (iii) any other similar extraordinary and unforeseeable loss arising from events beyond the control of the Participant, as determined by the Daily Administrator in its sole and absolute discretion in accordance with the requirements of section 409A of the Code.

A distribution on account of Unforeseeable Emergency may only be made to the extent that the Participant's need cannot be relieved through reimbursement or compensation from insurance or otherwise, by liquidation of the Participant's assets, to the extent that liquidation of such assets would not cause a severe financial hardship or by cessation of Compensation Deferrals under the Plan. The amount of the distribution cannot exceed the amount necessary to meet the need (plus any taxes resulting from the distribution).

(ii)	“Year of Vesting Service” means a Plan year in which an Employee is credited with no less than one thousand (1,000) Hours of Service.

2.2

Construction. If any provision of this Plan is determined to be for any reason invalid or unenforceable, the remaining provisions of this Plan will continue in full force and effect. All of the provisions of this Plan will be construed and enforced in accordance with the laws of the State of Alabama and will be administered according to the laws of such

HEALTHSOUTH CORPORATION

NONQUALIFIED 401(K) PLAN

state, except as otherwise required by ERISA, the Code or other applicable federal law. Headings and subheadings are for the purpose of reference only and are not to be considered in the construction of the Plan. The masculine gender, where appearing in this Plan, will include the feminine gender, the singular may include the plural; and vice versa, unless the context clearly indicates to the contrary.

2.3	409A Compliance. The provisions of the Plan will be construed and administered in a manner that enables the Plan to comply with the provisions of section 409A of the Code.

End of Article II

HEALTHSOUTH CORPORATION

NONQUALIFIED 401(K) PLAN

ARTICLE III

PARTICIPATION AND VESTING

3.1

Eligibility and Participation. An Employee who is an Eligible Employee as of March 1, 2008, will become a Participant as of such date if such Eligible Employee has timely completed the required Election Process pursuant to Section 4.1. An Employee who becomes an Eligible Employee during a Plan Year, or an Employee hired during a Plan Year who is an Eligible Employee as of his hire date, will become a Participant as of the January 1st of the Plan Year following his initial eligibility to participate in the Plan if such Eligible Employee has timely completed the required Election Process prior to the beginning of such Plan Year. Prior to the beginning of each subsequent Plan Year, each Eligible Employee may elect to defer portions of his Compensation by completing the required Election Process prior to the beginning of the Plan Year.

3.2

Continued Eligibility and Participation. Any Eligible Employee who does not elect to make Compensation Deferrals when he is first eligible, may elect to do so in a subsequent Plan Year by completing the required Election Process prior to the beginning of the Plan Year. Such Eligible Employee will become a Participant as of January 1st of the Plan Year for which he first elects to make Compensation Deferrals. Eligibility to become a Participant for any Plan Year will not entitle an Eligible Person to continue as an Active Participant for any subsequent Plan Year.

3.3	Cessation of Participation. A Participant will cease to be a Participant as of the earlier of:
(a)	the date on which the Plan terminates, or
(b)	the date on which he receives a distribution of all amounts credited to his Account.

A Participant under this Plan who incurs a Termination of Employment or who continues employment with the Employer but ceases to be eligible to participate in the Plan, will continue as an Inactive Participant under this Plan until the Participant has received a distribution of all amounts credited to his Plan Account.

End of Article III

HEALTHSOUTH CORPORATION

NONQUALIFIED 401(K) PLAN

ARTICLE IV

CONTRIBUTIONS AND ACCOUNTING

4.1

Deferred Compensation. An Eligible Employee may become a Participant by electing to defer Compensation pursuant to the required Election Process. For the initial Plan Year, such Election Process will be completed prior to February 29, 2008 to be effective March 1, 2008. In subsequent Plan Years, such Election Process will be completed prior to the first day of the Plan Year for which the election is effective. A Participant's deferral election will only be effective with respect to a single Plan Year and will be irrevocable for the duration of such Plan Year, except as provided in Article V regarding Unforeseeable Emergency distributions. Deferral elections for each subsequent Plan Year of participation will be made pursuant to a new election for such Plan Year.

4.2

Deferral Elections. An Eligible Employee who is an Active Employee may elect to have a sum equal to at least one percent (1%) but not more than one hundred percent (100%) of his Compensation which otherwise would have been paid to him by the Employer deferred under the Plan as a Compensation Deferral. The Daily Administrator may allow such Employee to make a separate and distinct deferral election with regard to any amounts of Compensation classified by the Employer as a bonus if such election is completed prior to the first day of the Plan Year during which the services are performed that give rise to the bonus, regardless of when the bonus would otherwise be paid but for such deferral election.

4.3	Company Contributions.
(a)

Employer Matching Contribution. Each Plan Year, the Employer will make an Employer Matching Contribution to the Plan for each Participant who makes Compensation Deferrals pursuant to Section 4.2 above. Such Employer Matching Contribution will equal fifty percent (50%) of the first six percent (6%) of the Participant's Compensation contributed to the Plan as a Compensation Deferral offset by any Employer Matching Contributions made to the HealthSouth Corporation Retirement Investment Plan (the “Retirement Plan”) on behalf of such Participant (i.e., the total of Employer Matching Contributions that a Participant may receive between this Plan and the Retirement Plan will equal fifty percent (50%) of the first six percent (6%) of the Participant’s Compensation contributed to both this Plan as Compensation Deferrals and the Retirement Plan as Salary Deferral Contributions (as defined in the Retirement Plan).

(b)

Employer Discretionary Contribution. The Employer may elect to make an Employer Discretionary Contribution to the Plan at such time and in such amount as may be determined by the Compensation Committee.

4.4	Vesting.
(a)	Participant Deferrals. A Participant will be one hundred percent (100%) vested in the Compensation Deferrals credited to his Account, including the earnings and losses thereon.

HEALTHSOUTH CORPORATION

NONQUALIFIED 401(K) PLAN

(b)	Employer Matching Contributions. A Participant will become vested in Employer Matching Contributions made on his behalf to the Plan in accordance with the following schedule:
Years of Vesting Service	Percentage Vested
2 or fewer years	0%
3 or more years	100%

Notwithstanding the foregoing, a Participant will become fully vested in his Employer Matching Contributions when he reaches his Normal Retirement Age, dies or incurs a Disability (in each such case while an Employee), without regard to his Years of Vesting Service. Any portion of a Participant’s Account that has not become vested, as herein provided, will be forfeited.

(c)

Employer Discretionary Contributions. Each Employer Discretionary Contribution may be subject to a vesting schedule, as determined by the Compensation Committee, in its sole discretion, at the time such Employer Discretionary Compensation is elected to be made to the Plan.

Notwithstanding the foregoing, as provided in Section 7.2, each Participant will be only a general creditor of the Company and/or Employer with respect to the payment of any benefit under this Plan.

4.5

Plan Benefits. The benefits to which a Participant and, if applicable, his Beneficiary are entitled under the Plan will consist of the Compensation Deferrals, Employer Matching Contributions and Employer Discretionary Contributions credited to such Participant's Account, plus earnings thereon and less losses allocable thereto, if any, attributable to the investment of such amounts pursuant to Section 4.6(c) hereof. Distribution of benefits attributable to a Participant's Account(s) will be made pursuant to the provisions of Article V.

4.6	Accounting for Deferred Compensation.
(a)

Establishment of Accounts. The Daily Administrator will establish and maintain an individual Account under the name of each Participant under the Plan. Further, in the sole discretion of the Daily Administrator, additional Accounts may be established for each Participant to facilitate record keeping convenience and accuracy. Each such Account will be credited and adjusted as provided in this Plan. Such Account will be maintained until all amounts credited to such Account have been distributed in accordance with the terms and provisions of this Plan. The establishment and maintenance of a separate Account or Accounts for each Participant will not be construed as giving any person any interest in assets of the Company or an Affiliate, or a right to payment other than as provided hereunder. Amounts credited to such Accounts will be held with the general assets of the Employer.

(b)

Crediting Accounts. All amounts deferred under the Plan as Compensation Deferrals will be credited to the Participant's Account at the end of the pay period during which such Compensation would have otherwise been paid to the Participant. The amount of Employer Matching Contributions to be contributed to

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NONQUALIFIED 401(K) PLAN

the Plan on the Participant’s behalf will be computed on the last day of each month and will be contributed as soon as administratively practicable after such computation. Any Employer Discretionary Contributions made to the Plan will be credited to the Participant’s Account at the time such contributions are made.

(c)

Adjustment of Accounts. Each Account will be adjusted on each business day that the New York Stock Exchange is open to reflect the Compensation Deferrals, Employer Matching Contributions or Employer Discretionary Contributions made to the Plan, any earnings credited on such Compensation Deferrals, Employer Matching Contributions or Employer Discretionary Contributions pursuant to this Section 4.6(c), and any payment of such Compensation Deferrals, Employer Matching Contributions and Employer Discretionary Contributions under the Plan.

(i)

Participant Investment Recommendations. For purposes of measuring the investment returns of the Participant's Account(s), the Participant may select the Investment Options in which all or part of his Account(s) will be deemed to be invested. The Participant will make his initial investment designation in the Enrollment Process and such an investment designation will remain effective until it is subsequently changed by the Participant pursuant to this Section 4.6(c). The Participant may change his investment designation each Plan Year at the time and manner specified by the Daily Administrator. The Participant may change the investment allocation of his existing Account(s) at the time and manner specified by the Daily Administrator. During the Plan Year, a Participant may elect to make transfers of his Account(s) among the Investment Options by written, telephonic or electronic means at the time and manner specified by the Daily Administrator.

(ii)

Benefits Committee Investment Designation. Notwithstanding the foregoing, the Benefits Committee in its sole and absolute discretion may direct the Daily Administrator to disregard the Participant's investment designation and determine that all interests in the Account(s) will be deemed to be invested in one particular or a mixture of the Investment Options. Likewise, if a Participant fails to make any investment recommendations, the Daily Administrator will invest the Participant’s Account(s) in any default investment fund established under the Plan by the Benefits Committee or in such other manner as the Benefits Committee deems appropriate in its sole and absolute discretion.

End of Article IV

HEALTHSOUTH CORPORATION

NONQUALIFIED 401(K) PLAN

ARTICLE V

DISTRIBUTION OF BENEFITS

5.1

General Rule Regarding Payment of Account. Compensation Deferrals will be deferred to either (i) the Participant's Termination of Employment or (ii) a future year in which the Participant is still employed by the Employer and that is at least three (3) calendar years after the end of the Plan Year in which the Compensation would have otherwise been paid (i.e., as a Scheduled In-Service Withdrawal subject to the provisions of Section 5.2). Employer Matching Contributions and Employer Discretionary Contributions will be distributed upon the Participant's Termination of Employment in accordance with Section 5.6.

5.2

Scheduled In-Service Withdrawals. A Participant who elects a Scheduled In-Service Withdrawal pursuant to Section 5.1 may subsequently elect to delay such distribution beyond the date specified in his initial deferral election, provided that:

(a)	such distribution is deferred for a period of at least five (5) years from the date such amounts would otherwise be paid, and
(b)	the Participant makes such subsequent deferral election at least twelve (12) months before the date such amounts would otherwise be paid (i.e., before the date certain).

A Participant may elect to postpone his Scheduled in-Service Withdrawal date up to two (2) times pursuant to this Section 5.2.

If a Participant makes a subsequent deferral election within twelve (12) months from the date such amounts would otherwise be paid (i.e., within twelve (12) months of the date certain on which such distribution would otherwise be made), such subsequent deferral election will be of no effect and the Participant's Compensation Deferrals subject to such election will be paid according to the Participant's initial deferral election. Further, in the event that the Participant elects a Scheduled In-Service Withdrawal and incurs a Termination of Employment prior to the Scheduled In-Service Withdrawal Date, the Participant's Scheduled In-Service Withdrawal election will be cancelled and the Participant's entire Account balance will be paid according to the Participant's termination distribution election subject to the six (6) month delay applicable to Key Employees described in Section 5.6.

5.3

Distributions on Death. In the event of a Participant's death prior to the distribution of all amounts credited to his Account, the Participant's Account balance will be paid in a single lump sum to his Beneficiary within ninety (90) days following the date of the Participant's death. If the Participant had been receiving annual installments from amounts credited to his Account under the Plan, the remainder of such annual installments will continue to be paid to the Participant's Beneficiary.

5.4

Distributions on Disability. In the event of the Participant's Disability prior to the receipt of his entire Account, he will receive amounts credited to such Account in accordance with the terms of Section 5.1 (i.e., at Termination of Employment or as a Scheduled In-Service Withdrawal). Alternatively, if the Participant elects, he may apply

HEALTHSOUTH CORPORATION

NONQUALIFIED 401(K) PLAN

to the Daily Administrator for an Unforeseeable Emergency distribution pursuant to Section 5.5 of the Plan.

5.5

Unforeseeable Emergency. A Participant who is an Active Employee or who has incurred a Disability may submit a written application to the Daily Administrator for an earlier distribution of amounts credited to his Account on account of an Unforeseeable Emergency. The existence of an Unforeseeable Emergency will be determined by the Daily Administrator in its sole and absolute discretion. In the event that the Daily Administrator determines an Unforeseeable Emergency exists, it may permit the Participant to receive a distribution of all or a portion of his Account as necessary to satisfy such Unforeseeable Emergency as provided under the final regulations issued under section 409A. Specifically, the amount distributable on account of an Unforeseeable Emergency must be limited to the amount reasonably necessary to satisfy the emergency need (which may include amounts necessary to pay any Federal, state or local income taxes or penalties reasonably anticipated to result from the distribution). The determination of an Unforeseeable Emergency must take into account any additional compensation that is available by reason of the cessation of the Participant's Compensation Deferrals to the Plan pursuant to this Section 5.5. However, such determination is not required to take into account additional compensation that could be paid to the Participant, but which has not actually been paid, under any other nonqualified deferred compensation plan in which the Participant is a member or pursuant to the provisions of Article V of this Plan. An Unforeseeable Emergency distribution to an Active Employee will result in the suspension of his Compensation deferrals to the Plan for the remainder of the Plan Year in which the Unforeseeable Emergency distribution occurs.

5.6

Time and Form of Payment. Any Scheduled In-Service Withdrawal distribution will be paid in the form of a single lump sum in March of the year specified by the Participant. The distribution of the Participant's entire Account balance upon Termination of Employment will be paid in the form of either (i) a single lump sum or (ii) in a series of between two (2) and fifteen (15) equal annual installments with the final payment being a distribution of 100% of the Account balance, as elected by the Participant upon his initial enrollment in the Plan. The Participant may not modify his election as to the form of distribution upon Termination of Employment. Also, installment distributions will only be paid if the value of the Participant’s Account(s) upon Termination of Employment exceeds Ten Thousand Dollars ($10,000). However, a Participant may elect to delay the date on which his Scheduled In-Service Withdrawals will be paid as provided in Section 5.2

A lump sum payment of amounts credited to a Participant's Account will be made as soon as administratively possible following the date the Participant is entitled to a distribution under this Article V but in no event more than sixty (60) days following the date entitling the Participant to such distribution. The first annual installment payment of amounts credited to a Participant's Account will be made as soon as administratively possible following the date the Participant is entitled to a distribution under this Article V but in no event more than (60) days following the date entitling the Participant to such distribution. Subsequent installment payments of the Participant's Account will be made in March of each year thereafter.

HEALTHSOUTH CORPORATION

NONQUALIFIED 401(K) PLAN

If the Participant does not specify the time and form of payment with respect to his Account under the Plan, such Account balance will be distributed to the Participant upon his Termination of Employment in a single lump sum.

Notwithstanding the foregoing, distributions under this Plan that are payable to a Key Employee on account of a Termination of Employment will be delayed for a period of six (6) months and one (1) day following such Participant’s Termination of Employment. This six (6) month restriction will not apply, or will cease to apply, with respect to a distribution to a Participant’s Beneficiary by reason of the death of the Participant.

End of Article V

HEALTHSOUTH CORPORATION

NONQUALIFIED 401(K) PLAN

ARTICLE VI

PAYMENT LIMITATIONS

6.1

Payment Due an Incompetent. If a person entitled to any payment under this Plan is, in the sole judgment of the Daily Administrator, under a legal disability, or is otherwise unable to apply such payment to his own interest and advantage, the Daily Administrator, in the exercise of its discretion, may direct the Employer or payor of the benefit to make any such payment in any one (1) or more of the following ways:

(a)	Directly to such person;
(b)	To his legal guardian or conservator; or
(c)	To his spouse or to any person charged with the duty of his support, to be expended for his benefit and/or that of his dependents.

The decision of the Daily Administrator will in each case be final and binding upon all persons in interest.

6.2

Nonalienation of Benefits. To the extent permitted by law, benefits payable under this Plan will not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary except that the Plan will recognize the division of benefits between the Participant and his spouse in connection with a divorce. However, no benefit awarded to the spouse pursuant to such divorce will be payable to such spouse until the time the Participant is entitled to receive a distribution of benefits from the Plan. The benefit payable to the spouse will be paid in the form of a lump sum cash payment as soon as practicable following the event entitling the Participant to a distribution but in no event more than ninety (90) days after such distribution event.

Any unauthorized attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder will be void. No part of the assets of the Employer will be subject to seizure by legal process resulting from any attempt by creditors of or claimants against any Participant (or beneficiary), or any person claiming under or through the foregoing, to attach his interest under the Plan.

End of Article VI

HEALTHSOUTH CORPORATION

NONQUALIFIED 401(K) PLAN

ARTICLE VII

FUNDING

7.1

Funding. Benefits under the Plan will constitute general unfunded obligations of the Employer in accordance with the terms of the Plan. No amounts in respect of such benefits will be set aside or held in trust, and no recipient of any benefit under this Plan will have any right to have the benefit paid out of any particular assets of the Employer; provided, however, that the Company may establish a Rabbi Trust to assist with the payment of benefits under the Plan. The assets of any such Rabbi Trust will be subject to the claims of the Employer's and the Affiliate's general creditors. Such Rabbi Trust and its assets will conform to the terms of the model trust, as described in Revenue Procedure 92-64.

7.2

Creditor Status. Participants have the status of general unsecured creditors of the Employer and this Plan constitutes the Employer's promise to make benefit payments as described herein. It is the intention of the parties to this Plan and any companion Rabbi Trust that benefits under this Plan be unfunded for tax purposes and for purposes of Title I of ERISA.

End of Article VII

HEALTHSOUTH CORPORATION

NONQUALIFIED 401(K) PLAN

ARTICLE VIII

ADMINISTRATION

8.1

Appointment of Benefits Committee. Responsibility for administration of this Plan will be with the Benefits Committee who will be the named Plan Administrator. The Benefits Committee will be appointed by the Compensation Committee. If the Compensation Committee fails to appoint a Benefits Committee, it will serve as the Benefits Committee. The members of the Benefits Committee will not receive compensation with respect to their services for the Benefits Committee. The members of the Benefits Committee will serve without bond or security for the performance of their duties under the Plan unless the applicable law makes the furnishing of such bond or security mandatory or unless required by the Compensation Committee.

8.2

Committee Powers and Duties. The Benefits Committee will have sole and absolute discretion regarding the exercise of its powers and duties under this Plan. Such powers and duties will include, but not be limited to, the following powers and duties as may be necessary to discharge its responsibilities under the Plan:

(a)	to appoint a Daily Administrator to handle the day-to-day administration of the Plan pursuant to Section 8.3, and, if applicable, to appoint the Trustee of the Rabbi Trust;
(b)

to construe and interpret the Plan, decide all questions of eligibility, determine the amount, manner and time of payment of any benefits under the Plan and make final determinations regarding all benefit claims;

(c)	to prescribe rules for the operation of the Plan;
(d)	to receive from the Employer and from Employees such information as will be necessary for the proper administration of the Plan;
(e)	to make any necessary filings with the appropriate government agency;
(f)	to furnish any Employee or Beneficiary, who requests in writing, statements indicating such Employee's or Beneficiary's total Account balances;
(g)	to maintain all records necessary for the administration of the Plan;
(h)	to select the Investment Options under the Plan;
(i)

to report to the Trustee of the Rabbi Trust all available information regarding the amount of benefits payable to each Employee, the computations with respect to the allocation of assets, and any other information which the Trustee may require;

(j)	to delegate to one or more of the members of the Benefits Committee the right to act in its behalf in all matters connected with the administration of the Plan and Rabbi Trust;

HEALTHSOUTH CORPORATION

NONQUALIFIED 401(K) PLAN

(k)	to delegate to any individual such of the powers and duties as the Benefits Committee deems appropriate; and
(l)	to appoint or employ for the Plan any agents it deems advisable, including, but not limited to, legal counsel.

Except as provided in Section 10.1, the Benefits Committee will have no power to add to, subtract from or modify any of the terms of the Plan, nor to change or add to any benefits provided by the Plan, nor to waive or fail to apply any requirements of eligibility for benefits under the Plan. All rules and decisions of the Benefits Committee will be uniformly and consistently applied to all Employees in similar circumstances.

A majority of the members of the Benefits Committee will constitute a quorum for the transaction of business. No action will be taken except upon a majority vote of the Benefits Committee members. An individual will not vote or decide upon any matter relating solely to himself or vote in any case in which his individual right or claim to any benefit under the Plan is particularly involved.

8.3	Appointment of Daily Administrator

The Compensation Committee or the Benefits Committee will appoint the Daily Administrator who will have the responsibility and duty to administer the Plan on a daily basis in a nondiscretionary manner. The Compensation Committee or the Benefits Committee may remove the Daily Administrator with or without cause at any time. The Daily Administrator may resign upon written notice to the Benefits Committee.

8.4	Daily Administrator Powers and Duties

The Daily Administrator will have the following duties:

(a)	to direct the administration of the Plan in accordance with its terms;
(b)	to adopt rules of procedure and regulations necessary for the administration of the Plan, provided such rules are not inconsistent with the terms of the Plan;
(c)

to determine all questions with regard to rights of Employees, Participants, and Beneficiaries under the Plan including, but not limited to, questions involving eligibility of an Employee to participate in the Plan and the value of the Participant’s vested Account;

(d)	to enforce the terms of the Plan and any rules and regulations adopted by the Benefits Committee;
(e)	to review and render decisions respecting an initial claim for a benefit under the Plan;
(f)	to furnish the Employer with information which the Employer may require for tax or other purposes;

HEALTHSOUTH CORPORATION

NONQUALIFIED 401(K) PLAN

(g)	to engage the service of counsel (who may, if appropriate, be counsel for the Employer), actuaries, and agents whom it may deem advisable to assist it with the performance of its duties;
(h)	to prescribe procedures to be followed by distributees in obtaining benefits;
(i)	to receive from the Employer and from Employees such information as is necessary for the proper administration of the Plan;
(j)	to receive and review reports from the Trustee of the financial condition and receipts of disbursements from the Rabbi Trust;
(k)	to establish and maintain, or cause to be maintained, the individual Account(s) described in Section 2.1(a);
(l)	to create and maintain such records and forms as are required for the efficient administration of the Plan;
(m)	to make all determinations and computations concerning the benefits, credits and debits to which any Participant, or other Beneficiary, is entitled under the Plan;
(n)	to give the Trustee specific directions in writing with respect to:
(i)	the making of distribution payments, giving the names of the payees, the amounts to be paid and the time or times when payments will be made; and
(ii)	the making of any other payments which the Trustee is not by the terms of the Trustee Agreement authorized to make without a direction in writing by the Daily Administrator;
(o)	to prepare, or cause to be prepared, an annual report for the Employer, as of the last day of each Plan Year, in such form as may be required by the Employer;
(p)	to determine and maintain records of the age and amount of Compensation, Hours of Service, and Service of each Employee;
(q)	to comply (or transfer responsibility for compliance to the Trustee) with all applicable Federal income tax withholding requirements for benefit distributions; and
(r)	to construe the Plan, in its sole and absolute discretion, and make equitable adjustments for any mistakes and errors made in the administration of the Plan.

The foregoing list of express duties is not intended to be either complete or conclusive, and the Daily Administrator will, in addition, exercise such other powers and perform such other duties as it may deem necessary, desirable, advisable or proper for the supervision and administration of the Plan.

HEALTHSOUTH CORPORATION

NONQUALIFIED 401(K) PLAN

8.5	Claim Procedures.
(a)

Initial Claim. In the event that an Employee, Eligible Employee, Participant or his Beneficiary claims to be eligible for benefits, or claims any rights under this Plan, such Claimant must complete and submit such claim forms and supporting documentation as will be required by the Daily Administrator, in its sole and absolute discretion. Likewise, any Participant or Beneficiary who feels unfairly treated as a result of the administration of the Plan must file a written claim, setting forth the basis of the claim, with the Daily Administrator. In connection with the determination of a claim, or in connection with review of a denied claim, the Claimant may examine this Plan, and any other pertinent documents generally available to Participants that are specifically related to the claim.

A written or electronic notice of the disposition of any such claim will be furnished to the Claimant within ninety (90) days after the claim is filed with the Daily Administrator. Such notice will refer, if appropriate, to pertinent provisions of this Plan, will set forth in writing the reasons for denial of the claim if a claim is denied (including references to any pertinent provisions of this Plan) and, where appropriate, will describe any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary. If the claim is denied, in whole or in part, the Claimant will also be notified of the Plan's claim review procedure, including the Claimant’s right to file an action under section 502(a) of ERISA, and the time limits applicable to such procedures following an adverse decision regarding his claim on review as provided below. All benefits provided in this Plan as a result of the disposition of a claim will be paid as soon as practicable following receipt of proof of entitlement, if requested.

(b)

Request for Review. Within ninety (90) days after receiving the notice of the Daily Administrator’s disposition of the claim, the Claimant may file with the Benefits Committee a written request for review of his claim. In connection with the request for review, the Claimant will be entitled to be represented by counsel and will be given, upon request and free of charge, reasonable access to all pertinent documents for the preparation of his claim. If the Claimant does not file a written request for review within ninety (90) days after receiving notice of the Daily Administrator’s disposition of the claim, the Claimant will be deemed to have accepted the Daily Administrator’s written or electronic disposition, unless the Claimant was physically or mentally incapacitated so as to be unable to request review within the ninety (90) day period.

(c)

Decision on Review. After receipt by the Benefits Committee of a written application for review of his claim, the Benefits Committee will review the claim taking into account all comments, documents, records and other information submitted by the Claimant regarding the claim without regard to whether such information was considered in the initial benefit determination. The Benefits Committee will notify the Claimant of its decision by delivery or by certified or registered mail to his last known address. A decision on review of the claim will be made by the Benefits Committee within sixty (60) days following receipt of the written application for review. If special circumstances require an extension of the sixty (60) day period, the Benefits Committee will so notify the Claimant and a decision will be rendered within one hundred-twenty (120) days of receipt of the

HEALTHSOUTH CORPORATION

NONQUALIFIED 401(K) PLAN

request for review. In any event, if a claim is not determined by the Benefits Committee within one hundred-twenty (120) days of receipt of written submission for review, it will be deemed to be denied.

The decision of the Benefits Committee will be provided to the Claimant as soon as possible but no later than five (5) days after the benefit determination is made. The decision will be in writing or electronic and will include the specific reasons for the decision presented in a manner calculated to be understood by the Claimant and will contain references to all relevant Plan provisions on which the decision was based. Such decision will also advise the Claimant that he may receive upon request, and free of charge, reasonable access to and copies of all documents, records and other information relevant to his claim and that he may file an action under section 502(a) of ERISA in the case of an adverse decision regarding his claim on review. The decision of the Benefits Committee will be final and conclusive.

8.6

Benefits Committee Procedures. The Benefits Committee may adopt such bylaws as it deems desirable. The Benefits Committee will elect one of its members as chairman and will elect a secretary who may, but need not, be a member of the Benefits Committee.

End of Article VIII

HEALTHSOUTH CORPORATION

NONQUALIFIED 401(K) PLAN

ARTICLE IX

OTHER BENEFIT PLANS OF THE COMPANY

9.1

Other Plans. Nothing contained in this Plan will prevent a Participant prior to his death, or his spouse or other Beneficiary after his death, from receiving, in addition to any payments provided for under this Plan, any payments provided for under any other plan or benefit program of the Company or an Affiliate, or which would otherwise be payable or distributable to him, his surviving spouse or Beneficiary under any plan or policy of the Company or an Affiliate or otherwise. Nothing in this Plan will be construed as preventing the Company or any of its Affiliates from establishing any other or different plans providing for current or deferred compensation for employees. Unless specifically provided otherwise in any plan of the Company intended to "qualify" under section 401 of the Code, Compensation deferrals made under this Plan will not constitute earnings or compensation for purposes of determining contributions or benefits under such qualified plan.

End of Article IX

HEALTHSOUTH CORPORATION

NONQUALIFIED 401(K) PLAN

ARTICLE X

MISCELLANEOUS

10.1

Amendment. The Compensation Committee may, by resolution, in its absolute discretion, from time to time, amend, any or all of the provisions of the Plan. In addition, the Benefits Committee may amend the Plan to comply with changes in the law or to implement administrative or design changes that will not materially increase the cost of the Plan to the Company. No such amendment may adversely impact the amount of benefits a Participant has accrued under the Plan at such time except to the extent required by applicable law.

10.2

Termination. The Compensation Committee may, by resolution, in its absolute discretion, terminate the Plan in whole or part at any time; provided, that no such termination may adversely impact the amount of benefits a Participant has accrued under the Plan at such time except to the extent required by applicable law. Any termination of the Plan will comply with the provisions of section 409A of the Code as set forth in this Section 10.2.

The Plan may be terminated and liquidated under the following circumstances:

(a)

Corporate Dissolution or Bankruptcy. The Compensation Committee may terminate and liquidate the Plan within twelve (12) months of a corporate dissolution taxed under section 331 of the Code or with the approval of a bankruptcy court pursuant to 11 U.S.C. § 503(b)(1)(A), provided that the amounts deferred under the Plan are included in Participants; gross incomes in the latest of the following years (or if earlier, the taxable year in which the amount is actually or constructively received):

(i)	The calendar year in which the Plan termination and liquidation occurs.
(ii)	The first calendar year in which the amount is no longer subject to a substantial risk of forfeiture.
(iii)	The first calendar year in which the payment is administratively practicable.
(b)

Change in Control. The Compensation Committee may terminate and liquidate the Plan within the thirty (30) days preceding or the twelve (12) months following a change in control event, as defined in Treasury Regulation section 1.409A-3(i)(5)), provided that all plans or arrangements that would be aggregated with the Plan under section 409A of the Code are also terminated and liquidated with respect to each Participant that experienced the change in control event so that under the terms of the Plan and all such arrangements the Participant is required to receive all amounts of compensation deferred under such arrangements within twelve (12) months of the termination of the Plan or arrangement, as applicable. In the case of a change of control event which constitutes a sale of assets, the termination of the Plan pursuant to this Section 10.2(b) may be made with

HEALTHSOUTH CORPORATION

NONQUALIFIED 401(K) PLAN

respect to the Employer that is primarily liable immediately after the change of control transaction for the payment of benefits under the Plan.

(c)

Termination of Plan. The Compensation Committee may terminate and liquidate the Plan provided that (i) the termination and liquidation does not occur by reason of a downturn of the financial health of the Company or an Employer, (ii) all plans or arrangements that would be aggregated with the Plan under section 409A of the Code are also terminated and liquidated, (iii) no payments in liquidation of the Plan are made within twelve (12) months of the date of termination of the Plan other than payments that would be made in the ordinary course operation of the Plan, (iv) all payments are made within twenty-four (24) months of the date the Plan is terminated and (v) the Company or the Employer, as applicable depending on whether the Plan is terminated with respect to such entity, do not adopt a new plan that would be aggregated with the Plan within three (3) years of the date of the termination of the Plan.

10.3

Nonguarantee of Employment. Nothing contained in this Plan will be construed as a contract of employment between the Employer and any Employee, or as a right of any Employee to be continued in the employment of the Employer, or as a limitation of the right of the Employer to discharge any of its Employees, with or without cause.

10.4

Indemnification. The Company will indemnify each of its Compensation Committee members and Benefits Committee members against any and all claims, loss, damages, expense (including reasonable counsel fees), and liability arising from any action, failure to act, or other conduct in the member's official capacity, except when due to such Compensation Committee or Benefits Committee's member's own gross negligence or willful misconduct.

10.5	Withholding. The Employer or its designee will withhold from any benefit payments made under this Plan, the required amounts of federal, state or local income or other applicable taxes.

10.6

Expenses. The Employer will pay all costs and expenses incurred in operating and administering the Plan. Such costs and expenses will be paid by the Employer from its general assets or the Rabbi Trust.

End of Article X

HEALTHSOUTH CORPORATION

NONQUALIFIED 401(K) PLAN

IN WITNESS WHEREOF, the Company has executed this Plan as of this 4th day of February, 2008.

HEALTHSOUTH CORPORATION

By:	/S/ CHERYL LEVY
Name: Cheryl Levy
Title: Senior Vice President, Human Resources

HEALTHSOUTH CORPORATION

NONQUALIFIED 401(K) PLAN

APPENDIX A

SERVICE CREDITING

Participant Vesting for Certain Acquisitions or Business Transactions

An individual who becomes an Employee of the Employer or an Affiliate and a Participant in the Plan in connection with an acquisition (either stock, partnership interest or assets) or a similar business transaction (such as an outsourcing or employee leasing arrangement) will be given credit for his prior service with the seller, outsourcing entity or leasing company, as applicable, for vesting purposes under the Plan if the terms of the acquisition agreement, business transaction documents or an action of the Employer or an Affiliate so provides. This prior vesting service credit applies with respect to the following acquisitions and business transactions:

ACQUISITION OR TRANSACTION	EFFECTIVE DATE

No further action except amending this schedule under Appendix A by the Daily Administrator will be necessary to reflect prior service granted to employees of acquired entities or groups by the Company.

This Appendix A may be updated from time to time without the need for formal amendment to the Plan in which case an updated appendix A will be attached hereto.

Dallas 1344898v.8

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